                                                                     EXHIBIT 3.4

                             AMENDED AND RESTATED


                                    BYLAWS

                                      OF

                        INTERNATIONAL NETWORK SERVICES

                           a California corporation

                               TABLE OF CONTENTS

                                                                                                            PAGE
                                                                                                            ----
ARTICLE I - Offices.........................................................................................   1

     Section 1.1    Principal Executive Office..............................................................   1
     Section 1.2    Other Offices...........................................................................   1

ARTICLE II - Meetings of Shareholders.......................................................................   1

     Section 2.1    Place of Meetings.......................................................................   1
     Section 2.2    Annual Meeting..........................................................................   1
     Section 2.3    Notice of Annual Meeting................................................................   2
     Section 2.4    Special Meetings........................................................................   3
     Section 2.5    Notice of Special Meetings..............................................................   3
     Section 2.6    Advance Notice of Shareholder Nominees and Shareholder Business.........................   3
     Section 2.7    Quorum..................................................................................   4
     Section 2.8    Adjourned Meeting and Notice............................................................   5
     Section 2.9    Record Date.............................................................................   5
     Section 2.10   Voting..................................................................................   6
     Section 2.11   Proxies.................................................................................   7
     Section 2.12   Validation of Defectively Called or Noticed Meetings....................................   7
     Section 2.13   Action Without Meeting..................................................................   8
     Section 2.14   Inspectors of Election..................................................................   9

ARTICLE III - Board of Directors............................................................................   9

     Section 3.1    Powers; Approval of Loans to Officers...................................................   9
     Section 3.2    Number and Qualification of Directors...................................................  10
     Section 3.3    Election and Term of Office.............................................................  10
     Section 3.4    Vacancies...............................................................................  10
     Section 3.5    Time and Place of Meetings; Meetings by Telephone.......................................  11
     Section 3.6    Notice of Special Meetings..............................................................  12
     Section 3.7    Waiver of Notice........................................................................  12
     Section 3.8    Action at a Meeting: Quorum and Required Vote...........................................  12
     Section 3.9    Action Without a Meeting................................................................  13
     Section 3.10   Adjourned Meeting and Notice............................................................  13
     Section 3.11   Fees and Compensation...................................................................  13
     Section 3.12   Appointment of Executive and Other Committees...........................................  13

ARTICLE IV - Officers.......................................................................................  14

     Section 4.1    Officers................................................................................  14
     Section 4.2    The Chairman of the Board...............................................................  15

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                            PAGE
                                                                                                            ----
     Section 4.3    The Chief Executive Officer.............................................................  15
     Section 4.4    The President...........................................................................  15
     Section 4.5    Vice Presidents.........................................................................  15
     Section 4.6    The Secretary...........................................................................  16
     Section 4.7    The Chief Financial Officer.............................................................  16
     Section 4.8    The Controller..........................................................................  16

ARTICLE V - Execution of Corporate Instruments, Ratification, Voting of Stocks Owned by the
             Corporation and Record Date for Purposes Other than Notice and Voting..........................  17

     Section 5.1    Execution of Corporate Instruments......................................................  17
     Section 5.2    Ratification by Shareholders............................................................  17
     Section 5.3    Voting of Stocks Owned by the Corporation...............................................  17
     Section 5.4    Record Date for Purposes Other than Notice and Voting...................................  18


ARTICLE VI - Annual and Other Reports.......................................................................  18

     Section 6.1    Reports to Shareholders.................................................................  18

ARTICLE VII - Shares of Stock...............................................................................  19

ARTICLE VIII - Inspection of Corporate Records..............................................................  20

     Section 8.1    General Records.........................................................................  20
     Section 8.2    Inspection of Bylaws....................................................................  21

ARTICLE IX - Indemnification of Officers, Directors, Employees and Agents...................................  21

     Section 9.1    Indemnification of Directors and Officers...............................................  21
     Section 9.2    Indemnification of Others...............................................................  21
     Section 9.3    Payment of Expenses in Advance..........................................................  22
     Section 9.4    Indemnity Not Exclusive.................................................................  22
     Section 9.5    Insurance Indemnification...............................................................  22
     Section 9.6    Conflicts...............................................................................  22
     Section 9.7    Indemnity Agreements....................................................................  23
     Section 9.8    Amendment, Repeal or Modification.......................................................  23

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                            PAGE
                                                                                                            ----
ARTICLE X - Amendments.....................................................................................  23

     Section 10.1   Power of Shareholders..................................................................  23
     Section 10.2   Power of Directors.....................................................................  23

ARTICLE XI - Definitions...................................................................................  23

                             AMENDED AND RESTATED

                                    BYLAWS

                                      OF

                        INTERNATIONAL NETWORK SERVICES
                           A CALIFORNIA CORPORATION



                                   ARTICLE I

                                    Offices

 Section 1.1   Principal Executive Office.
               --------------------------

     The Board of Directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of California. If the principal executive office is located outside such state and the corporation has one or more business offices in such state, then the board of directors shall fix and designate a principal business office in the State of California.

 Section 1.2   Other Offices.
               -------------

     Other business offices may at any time be established at any place or places specified by the Board of Directors.


                                  ARTICLE II

                           Meetings of Shareholders

 Section 2.1   Place of Meetings.
               -----------------

     All meetings of shareholders shall be held at the principal executive office of the corporation, or at any other place, within or without the State of California, specified by the Board of Directors.

 Section 2.2   Annual Meeting.
               --------------

     The annual meeting of the shareholders shall be held at the time and date in each year fixed by the Board of Directors. At the annual meeting directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted that is within the power of the shareholders.

 Section 2.3   Notice of Annual Meeting.
               ------------------------

     Written notice of each annual meeting shall be given to each shareholder entitled to vote, either personally or by first-class mail, or, if the corporation has outstanding shares held of record by 500 or more persons (determined in accordance with Section 605 of the General Corporation Law) on the record date for the meeting, by third-class mail, or by other means of written communication, charges prepaid, addressed to such shareholder at the shareholder's address appearing on the books of the corporation or given by such shareholder to the corporation for the purpose of notice. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders. If a shareholder gives no address, notice shall be deemed to have been given to such shareholder if addressed to the shareholder at the place where the principal executive office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said principal executive office is located.

     All such notices shall be given to each shareholder entitled thereto not less than ten (10) days (or, if sent by third-class mail, thirty (30) days) nor more than sixty (60) days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the Secretary, Assistant Secretary or any transfer agent of the corporation shall be prima facie evidence of the giving of the notice.
         ----- -----

     Such notice shall specify:

          (a)  the place, the date, and the hour of such meeting;

          (b) those matters that the Board of Directors, at the time of the mailing of the notice, intends to present for action by the shareholders (but, subject to the provisions of subsection (d) below, any proper matter may be presented at the meeting for such action);

          (c) if directors are to be elected, the names of nominees intended at the time of the notice to be presented by the Board of Directors for election;

          (d) the general nature of a proposal, if any, to take action with respect to approval of (i) a contract or other transaction with an interested director, (ii) amendment of the Articles of Incorporation, (iii) a reorganization of the corporation as defined in Section 181 of the General Corporation Law, (iv) voluntary dissolution of the corporation, or
     (v) a distribution in
     dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

          (e) such other matters, if any, as may be expressly required by statute.

 Section 2.4   Special Meetings.
               ----------------

     Special meetings of the shareholders for any purpose or purposes whatsoever may be called at any time by the Chairman of the Board (if there be such an officer appointed), by the President, by the Board of Directors, or by one or more shareholders entitled to cast not less than ten percent (10%) of the votes at the meeting.

 Section 2.5   Notice of Special Meetings.
               --------------------------

     Upon request in writing that a special meeting of shareholders be called for any proper purpose, directed to the Chairman of the Board (if there be such an officer appointed), President, Vice President or Secretary by any person (other than the Board of Directors) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. Except in special cases where other express provision is made by statute, notice of any special meeting of shareholders shall be given in the same manner as for annual meetings of shareholders. In addition to the matters required by Section 2.3(a). and, if applicable, Section 2.3(c) of these Bylaws, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

Section 2.6    Advance Notice of Shareholder Nominees and Shareholder Business.
               ---------------------------------------------------------------

     To be properly brought before an annual meeting or special meeting, nominations for the election of director or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. For such nominations or other business to be considered properly brought before the meeting by a shareholder, such shareholder must have given timely notice and in proper form of his or her intent to bring such nomination or such business before such meeting. To be timely, such shareholder's notice must be delivered to or mailed and received by the secretary of the corporation not less than ninety (90) days prior to the meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a shareholder's notice to the secretary shall set forth:

          (a) the name and address of the shareholder who intends to make the nominations or propose the business and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed;

          (b)  a representation that the shareholder is a holder of record of
          stock of the   corporation entitled to vote at such meeting and, if
          applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to introduce the business specified in the notice;

          (c) if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

          (d) such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and

          (e)  if applicable, the consent of each nominee to serve as director
          of the   corporation if so elected.

     The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

 Section 2.7   Quorum.
               ------

     The presence in person or by proxy of persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. If a quorum is present, the affirmative vote of a majority of the shares represented and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the General Corporation Law or the Articles of Incorporation. Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of the holders of a majority of the shares present in person or represented by proxy thereat and entitled to vote, but in the absence of a quorum no other business may be transacted at such meeting, except that the shareholders present or represented by proxy at a duly called or held meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 2.8    Adjourned Meeting and Notice.
               ----------------------------

     When any shareholders' meeting, either annual or special, is adjourned for more than forty-five (45) days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken.

 Section 2.9   Record Date.
               -----------

     (a) The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or other distribution, or allotment of any rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting. When a record date is so fixed, only shareholders of record at the close of business on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation or these Bylaws.

     (b)  If no record date is fixed:

          (1) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day preceding the day on which the meeting is held.

          (2) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given.

          (3) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 2.10   Voting.
               ------

     (a) Except as provided below and except as otherwise provided in the Articles of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of shareholders. Any holders of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote.

     (b) Subject to the provisions of Sections 702 through 704 of the General Corporation Law (relating to voting of shares held by a fiduciary, receiver, pledgee, or minor, in the name of a corporation, or in joint ownership), persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the record date shall be entitled to vote at the meeting of shareholders. Such vote may be viva voce or by ballot;
                                                       ---- ----
provided, however, that all elections for directors must be by ballot upon demand made by a shareholder at any election and before the voting begins. Shares of this corporation owned by a corporation more than twenty-five percent (25%) of the voting power of which is owned directly by this corporation, or indirectly through one or more majority-owned subsidiaries of this corporation, shall not be entitled to vote on any matter.

     (c) Subject to the requirements of the next sentence, every shareholder entitled to vote at any election for directors shall have the right to cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by that number of votes to which such shareholder's shares are normally entitled, or to distribute votes on the same principle among as many candidates as such shareholder thinks fit. No shareholder shall be entitled to cumulate votes unless such candidate's name or candidates, names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate such shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The candidates receiving the highest number of affirmative votes of shares entitled to be voted for them, up to the number of directors to be elected by such shares, shall be elected. Votes against a director and votes withheld shall have no legal effect.

          The foregoing right to cumulate votes shall be subject to Article Fifth of the Articles of Incorporation which provides that the right to cumulate votes shall be extinguished upon such time that the corporation becomes a "listed corporation" within the meaning of Section 301.5 of the General Corporation Law ("Section 301.5"). Section 301.5 defines a "listed corporation" as either of the following: (i) a corporation with outstanding shares listed on the New York Stock Exchange or the American Stock Exchange and (ii) a corporation with outstanding securities designated for trading as a national market security on the National Association of Securities Dealers Automatic Quotation System (or any successor national market system) if the corporation has at least 800 holders of its equity securities as of the record date of the corporation's most recent annual meeting of shareholders. For purposes of determining the number of holders of a corporation's equity securities under Section 301.5, there shall be included in addition to the number of record holders reflected on the corporation's stock records, the number of holders of the equity securities held in the name of any nominee holder which furnishes the corporation with a certification as required by Section 301.5, provided the corporation retains the certification with the record of shareholders and makes the certification available for inspection and copying as specified in Section 301.5.

 Section 2.11  Proxies.
               -------

     Every person entitled to vote shares (including voting by written consent) may authorize another person or other persons to act by proxy with respect to such shares. "Proxy" means a written authorization signed by a shareholder or the shareholder's attorney-in-fact giving another person or persons power to vote with respect to the shares of such shareholder. "Signed" for the purpose of this Section means the placing of the shareholder's name on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. Any proxy duly executed is not revoked and continues in full force and effect until (i) a written instrument revoking it is filed with the Secretary of the corporation prior to the vote pursuant thereto, (ii) a subsequent proxy executed by the person executing the prior proxy is presented to the meeting, (iii) the person executing the proxy attends the meeting and votes in person, or (iv) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless otherwise provided in the proxy. Notwithstanding the foregoing sentence, a proxy that states that it is irrevocable, is irrevocable for the period specified therein to the extent permitted by Section 705(e) and
(f) of the General Corporation Law. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

 Section 2.12  Validation of Defectively Called or Noticed Meetings.
               ----------------------------------------------------

     The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by these Bylaws or by the General Corporation Law to be included in the notice if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof, unless otherwise provided in the Articles of Incorporation or these Bylaws, or unless the meeting involves one or more matters specified in Section 2.3(d) of these Bylaws.

 Section 2.13  Action Without Meeting.
               ----------------------

     (a) Unless otherwise provided in the Articles of Incorporation, directors may be elected without a meeting by a consent in writing, setting forth the action so taken, signed by all of the persons who would be entitled to vote for the election of directors, provided that, without notice except as hereinafter set forth, a director may be elected at any time to fill a vacancy not filled by the directors (other than a vacancy created by removal of a director) by the of persons holding a majority of the outstanding shares entitled to vote for the election of directors.

     Unless otherwise provided in the Articles of Incorporation, any other action that may be taken at a meeting of the shareholders, may be taken without a meeting, and without prior notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     (b) Unless the consents of all shareholders entitled to vote have been solicited in writing:

          (1) notice of any proposed shareholder approval of (i) a contract or other transaction with an interested director, (ii) indemnification of an agent of the corporation, (iii) a reorganization of the corporation as defined in Section 181 of the General Corporation Law, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, without a meeting by less than unanimous written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

          (2) prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent to those shareholders entitled to vote who have not consented in writing. Such notices shall be given in the manner provided in Section 2.3 of these Bylaws.

     (c) Any shareholder giving a written consent, or the shareholder's proxyholders, or a transferee of the shares or a personal representative of the shareholder or their respective proxyholders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

 Section 2.14  Inspectors of Election.
               ----------------------

     (a) In advance of any meeting of shareholders, the Board of Directors may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any shareholder or the holder of such shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of one or more shareholders or holders of proxies, the majority of shares represented in person or by proxy shall determine whether one inspector or three inspectors are to be appointed.

     (b) The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; receive votes, ballots or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the result; and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

     (c) The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision., act or certificate of all. Any report or certificate made by the inspectors of election is prima
                                                                      -----
facie evidence of the facts stated therein.
- -----


                                  ARTICLE III

                              Board of Directors

 Section 3.1   Powers; Approval of Loans to Officers.
               -------------------------------------

     (a) Subject to the provisions of the General Corporation Law and any limitations in the Articles of Incorporation relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors.

     (b) The corporation may, upon the approval of the Board of Directors alone, make loans of money or property to, or guarantee the obligations of, any officer of the corporation or its parent or subsidiary, whether or not a director, or adopt an employee benefit plan or plans authorizing such loans or guaranties provided that (i) the Board of Directors determines that such a loan or guaranty or plan may reasonably be expected to benefit the corporation, (ii) the corporation has outstanding shares held of record by 100 or more persons (determined as provided in Section 605 of the General Corporation Law) on the date of approval by the board of directors, and (iii) the approval of the Board of Directors is by a vote sufficient without counting the vote of any interested director or directors.

Section 3.2    Number and Qualification of Directors.
               -------------------------------------

     The authorized number of directors shall not be less than five (5) nor more than nine (9) until changed by an amendment of the Articles of Incorporation or these Bylaws amending this Section 3.2 duly adopted by a vote or written consent of holders of a majority of the outstanding shares; provided that if the authorized number of directors is five (5) or more, any proposal to reduce the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote. The exact number of directors shall be fixed from time to time, within the limits specified in the Articles of Incorporation or in this Section 3.2, by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the Board of Directors.

     Subject to the foregoing provisions for changing the number of directors, the number of directors of the Corporation has been fixed at seven (7).

 Section 3.3   Election and Term of Office.
               ---------------------------

     The directors shall be elected at each annual meeting of shareholders, but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

 Section 3.4   Vacancies.
               ---------

     A vacancy in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, if a director has been declared of unsound mind by order of court or convicted of a felony, if the authorized number of directors is increased, if the incorporator or incorporators have failed to appoint the authorized number of directors in any resolution for appointment of directors upon the initial organization of the corporation, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

     Vacancies in the Board of Directors, except for a vacancy created by the removal of a director, may be filled by a majority of the directors present at a meeting at which a quorum is present, or if the number of directors then in office is less than a quorum, (a) by the unanimous written consent of the directors then in office, (b) by the vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice in compliance with these Bylaws, or (c) by a sole remaining director. Each director so elected shall hold office until his or her successor is elected at an annual or a special meeting of the shareholders. A vacancy in the Board of Directors created by the removal of a director may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of all of the holders of the outstanding shares.

     The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal shall require the consent of holders of a majority of the outstanding shares entitled to vote. Any such election by written consent to fill a vacancy created by removal shall require the unanimous written consent of all shares entitled to vote for the election of directors.

     Any director may resign effective upon giving written notice to the Chairman of the Board (if there be such an officer appointed), the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director's term of office.

 Section 3.5   Time and Place of Meetings; Meetings by Telephone.
               -------------------------------------------------

     The Board of Directors shall hold a regular meeting immediately after the meeting of shareholders at which it is elected and at the place where such meeting is held, or at such other place as shall be fixed by the Board of Directors, for the purpose of organization, election of officers of the corporation and the transaction of other business. Notice of such meeting is hereby dispensed with. Other regular meetings of the Board of Directors may be held without notice at such times and places as are fixed by the Board of Directors. Special meetings of the Board of Directors may be held at any time whenever called by the Chairman of the Board (if there be such an officer appointed), the President, any Vice-President, the Secretary or any two directors.

     Except as hereinabove provided in this Section 3.5, all meetings of the Board of Directors may be held at any place within or without the State of California that has been designated by resolution of the Board of Directors as the place for the holding of regular meetings, or by written consent of all directors. In the absence of such designation, meetings of the Board of Directors shall be held at the principal executive office of the corporation. Special meetings of the Board of Directors may be held either at a place so designated or at the principal executive office of the corporation.

     Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting as permitted in the preceding sentence constitutes presence in person at such meeting.

 Section 3.6   Notice of Special Meetings.
               --------------------------

     Notice of the time and place of special meetings shall be delivered to each director personally or by telephone (including a voice messaging system or other system or technology designed to record and communicate messages), telegram, facsimile, electronic mail or other electronic means. Alternatively, notice may be sent by first-class mail, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone (including a voice messaging system or other system or technology designed to record and communicate messages), telegram, facsimile, electronic mail or other electronic means, it shall be delivered at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

Section 3.7    Waiver of Notice.
               ----------------

     Notice of a meeting need not be given to any director who, signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement,.the lack of notice to such director. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meetings. A waiver need not specify the purpose of the meeting.

 Section 3.8   Action at a Meeting: Quorum and Required Vote.
               ---------------------------------------------

     Presence of a majority of the authorized number of directors at a meeting of the Board of Directors constitutes a quorum for the transaction of business, except as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors, unless a greater number, or the same number after disqualifying one or more directors from voting, is required by law, by the Articles of Incorporation, or by these Bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 3.9    Action Without a Meeting.
               ------------------------

     Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

 Section 3.10  Adjourned Meeting and Notice.
               ----------------------------

     A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

 Section 3.11  Fees and Compensation.
               ---------------------

     Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

 Section 3.12  Appointment of Executive and Other Committees.
               ---------------------------------------------

     The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, shall have all the authority of the Board of Directors, except with respect to:

     (a) The approval of any action for which the General Corporation Law also requires shareholders' approval or approval-of the outstanding shares.

     (b) The filling of vacancies on the Board of Directors or in any committee.

     (c) The fixing of compensation of the directors for serving on the Board of Directors or on any committee.

     (d)  The amendment or repeal of these Bylaws or the adoption of new Bylaws.

     (e) The amendment or repeal of any resolution of the Board of Directors that by its express terms is not so amendable or repealable.

     (f) A distribution to the shareholders of the corporation, except at a rate, in a periodic amount or within a price range determined by the Board of Directors.

     (g) The appointment of other committees of the Board of Directors or the members thereof.

The provisions of Sections 3.5 through 3.10 of these Bylaws apply also to committees of the Board of Directors and action by such committees, mutatis
                                                                    -------
mutandis (with the necessary changes having been made in the language thereof).
- --------


                                  ARTICLE IV

                                   Officers

 Section 4.1   Officers.
               --------

     The officers of the corporation shall consist of the Chief Executive Officer, the President, the Secretary and the Chief Financial Officer, and each of them shall be appointed by the Board of Directors. The corporation may also have a Chairman of the Board, one or more Vice-Presidents, a Controller, one or more Assistant Secretaries, and such other officers as may be appointed by the Board of Directors, or with authorization from the Board of Directors by the President. The order of the seniority of the Vice Presidents shall be in the order of their nomination, unless otherwise determined by the Board of Directors. Any two or more of such offices may be held by the same person. The Board of Directors may appoint, and may empower the President to appoint, such other Officers as the business of the corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

     All officers of the corporation shall hold office from the date appointed to the date of the next succeeding regular meeting of the Board of Directors following the meeting of shareholders at which the Board of Directors is elected, and until their successors are elected; provided that, subject to the rights, if any, of an officer under any contract of employment, all officers, as well as any other employee or agent of the corporation, may be removed at any time at the pleasure of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors, and upon the removal, resignation, death or incapacity of any officer, the Board of Directors or the President, in cases where he or she has been vested by the Board of Directors with power to appoint, may declare such office vacant and fill such vacancy. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

     Any officer may resign at any time by giving written notice to the Board of Directors, the President, or the Secretary of the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     The salary and other compensation of the officers shall be fixed from time to time by resolution of or in the manner determined by the Board of Directors.

 Section 4.2   The Chairman of the Board.
               -------------------------

     The Chairman of the Board (if there be such an officer appointed) shall, when present, preside at all meetings of the Board of Directors and shall perform all the duties commonly incident to that office. The Chairman of the Board shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation (except where by law the signature of the President is required), and shall perform such other duties as the Board of Directors may from time to time determine.

Section  4.3   The Chief Executive Officer.
               ---------------------------

     Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the Chief Executive Officer of the corporation shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the Chief Executive Officer of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

 Section 4.4   The President.
               -------------

     The President of the corporation shall exercise and perform such powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these Bylaws. The President shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation. In the absence of the Chief Executive Officer, he shall preside at all meetings of the shareholders and, in the absence or nonexistence of a Chairman of the Board or the Chief Executive Officer, at all meetings of the Board of Directors and shall perform such other duties as the Board of Directors may from time to time determine..

 Section 4.5   Vice Presidents.
               ---------------

     The Vice-Presidents (if there be such officers appointed), in the order of their seniority (unless otherwise established by the Board of Directors), may assume and perform the duties of the President in the absence or disability of the President or whenever the office of the President is vacant. The Vice-Presidents shall have such titles, perform such other duties, and have such other powers as the Board of Directors, the President or these Bylaws may designate from time to time.

 Section 4.6   The Secretary.
               -------------

     The Secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place as the Board of Directors may order, a book of minutes of actions taken at all meetings of directors and committees thereof and of shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

     The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent, a share register or a duplicate share register in a form capable of being converted into written form, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board of Directors and committees thereof required by these Bylaws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

     The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time.

 Section 4.7   The Chief Financial Officer.
               ---------------------------

     The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation. The books of account shall at all reasonable times be open to inspection by any director.

     The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the Chief Executive Officer, President and directors, whenever they request it, an account of all of the Chief Financial Officer's transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

 Section 4.8   The Controller.
               --------------

     The Controller (if there be such an officer appointed) shall be responsible for the establishment and maintenance of accounting and other systems required to control and account for the assets of the corporation and provide safeguards therefor, and to collect information required for management purposes, and shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time. The President may direct any Assistant Controller to assume and perform the duties of the Controller, in the absence or disability of the Controller, and each Assistant Controller shall perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board (if there be such an officer appointed) or the President may designate from time to time.


                                   ARTICLE V

Execution of Corporate Instruments, Ratification, Voting of Stocks Owned by the
     Corporation and Record Date for Purposes Other than Notice and Voting

 Section 5.1   Execution of Corporate Instruments.
               ----------------------------------

     In its discretion, the Board of Directors may determine the method and designate the signatory officer or officers or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law,-and such execution or signature shall be binding upon the corporation. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, agent or employee , no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     All checks and drafts drawn on banks or other depositories on funds to the credit of the corporation, or in special accounts of the corporation, shall be signed by such person or persons as the Board of Directors shall authorize to do so.

 Section 5.2   Ratification by Shareholders.
               ----------------------------

     In its discretion, the Board of Directors may submit any contract or act for approval or ratification of the shareholders at any annual meeting of shareholders, or at any special meeting of shareholders called for that purpose; and any contract or act that shall be approved or ratified by the holders of a majority of the voting power of the corporation shall be as valid and binding upon the corporation and upon the shareholders thereof as though approved or ratified by each and every shareholder of the corporation, unless a greater vote is required by law for such purpose.

 Section 5.3   Voting of Stocks Owned by the Corporation.
               -----------------------------------------

     All stock of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized to do so by resolution of the Board of Directors, or in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), the Chief Executive Officer, the President or any Vice-President, or by any other person authorized to do so by the Chairman of the Board, the President or any Vice President.

Section  5.4   Record Date for Purposes Other than Notice and Voting.
               ------------------------------------------------------

     For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only shareholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the General Corporation Law.

     If the board of directors does not so fix a record date, then the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.


                                  ARTICLE VI

                           Annual and Other Reports

 Section 6.1   Reports to Shareholders.
               -----------------------

     The Board of Directors of the corporation shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year, and at least fifteen (15) days (or, if sent by third-class mail, thirty-five (35) days) prior to the annual meeting of shareholders to be held during the next fiscal year. This report shall contain a balance sheet as of the end of that fiscal year and an income statement and statement of changes in financial position for that fiscal year, accompanied by any report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation. This report shall also contain such other matters as required by Section 1501(b) of the General Corporation Law, unless the corporation is subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934, and is not exempted therefrom under Section 12(g)(2) thereof. As long as the corporation has less than 100 holders of record of its shares (determined as provided in Section 605 of the General Corporation Law), the foregoing requirement of an annual report is hereby waived.

     If no annual report for the last fiscal year has been sent to shareholders, the corporation shall, upon the written request of any shareholder made more than 120 days after the close of such fiscal year, deliver or mail to the person making the request within thirty (30) days thereafter the financial statements for such year as required by Section 1501(a) of the General Corporation Law. A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of the corporation may make a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty
(30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period and, in addition, if no annual report for the last fiscal year has been sent to shareholders, the annual report for the last fiscal year, unless such report has been waived under these Bylaws.
The statements shall be delivered or mailed to the person making the request within thirty (30) days thereafter. A copy of any such statements shall be kept on file in the principal executive office of the corporation for twelve (12) months, and they shall be exhibited at all reasonable times to any shareholder demanding an examination of the statements, or a copy shall be mailed to the shareholder.

     The quarterly income statements and balance sheets referred to in this Section shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.


                                  ARTICLE VII

                                Shares of Stock

     Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman of the Board (if there be such officer appointed) or the President or a Vice-President and by the Chief Financial Officer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     Any such certificate shall also contain such legends or other statements as may be required by Sections 417 and 418 of the General Corporation Law, the Corporate Securities Law of 1968, federal or other state securities laws, and any agreement between the corporation and the issuee of the certificate.

     Certificates for shares may be issued prior to full payment, under such restrictions and for such purposes as the Board of Directors or these Bylaws may provide; provided, however, that the certificate issued to represent any such partly paid shares shall state on the face thereof the total amount of the consideration to be paid therefor, the amount remaining unpaid and the terms of payment.

     No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser;
(4) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the corporation; and (5) the owner satisfies any other reasonable requirement imposed by the corporation. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the holders of the old and new certificates, shall be governed by the provisions of Sections 8104 and 8405 of the California Commercial Code.


                                 ARTICLE VIII

                        Inspection of Corporate Records

 Section 8.1   General Records.
               ---------------

     The accounting books and records and the minutes of proceedings of the shareholders, the Board of Directors and committees thereof of the corporation and any subsidiary of the corporation shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts. Minutes of proceedings of the shareholders, Board, and committees thereof shall be kept in written form. Other books and records shall be kept either in written form or in any other form capable of being converted into written form.

     A shareholder or shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (1%) of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have (in person, or by agent or attorney) the right to inspect and copy the record of shareholders, names and addresses and shareholdings during usual business hours upon five (5) business days, prior written demand upon the corporation or to obtain from the transfer agent for the corporation, upon written demand and upon the tender of its usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings as of the most recent record date for which it has been compiled or as of a date specified b the shareholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

     Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and its subsidiaries. Such inspection by a director may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

 Section 8.2   Inspection of Bylaws.
               --------------------

     The corporation shall keep at its principal executive office in California, or if its principal executive office is not in California, then at its principal business office in California (or shall otherwise provide upon written request of any shareholder if it has no such office in California) the original or a copy of these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.


                                  ARTICLE IX

               Indemnification of Officers, Directors, Employees
                                  and Agents


 Section 9.1   Indemnification of Directors and Officers.
               -----------------------------------------

     The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law, indemnify each of its directors and officers against expenses (as defined in Section 317(a) of the General Corporation Law), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding (as defined in Section 317(a) of the Code), arising by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Article IX, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

Section  9.2   Indemnification of Others.
               -------------------------

     The corporation shall have the power, to the extent and in the manner permitted by the Code, to indemnify each of its employees and agents (other than directors and officers) against expenses (as defined in Section 317(a) of the
Code), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding (as defined in Section 317(a) of the Code), arising by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Article IX, an "employee" or "agent" of the corporation includes any person (other than a director or officer) (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, part-

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nership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

Section  9.3   Payment of Expenses in Advance.
               ------------------------------

     Expenses incurred in defending any civil or criminal action or proceeding for which indemnification is required pursuant to Section 9.1 or for which indemnification is permitted pursuant to Section 9.2 following authorization thereof by the Board of Directors shall be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an under taking by or on behalf of the indemnified party to repay such amount if it shall ultimately be determined that the indemnified party is not entitled to be indemnified as authorized in this Article IX.

Section  9.4   Indemnity Not Exclusive.
               -----------------------

     The indemnification provided by this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the Articles of Incorporation.

Section  9.5   Insurance Indemnification.
               -------------------------

     The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article IX.

Section  9.6   Conflicts.
               ---------

     No indemnification or advance shall be made under this Article IX, except where such indemnification or advance is mandated by law or the order, judgment or decree of any court of competent jurisdiction, in any circumstance where it appears:

               (1) That it would be inconsistent with a provision of the Articles of Incorporation, these Bylaws, a resolution of the shareholders or an agreement in effect at the time of the accrual of the alleged cause of the action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

               (2) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

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

Section 9.7    Indemnity Agreements.
               --------------------

     The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any other person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, or any person who was a director, officer employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, providing for indemnification rights equivalent to or, if the Board of Directors so determines and to the extent permitted by applicable law, greater than, those provided for in this Article IX.

Section 9.8    Amendment, Repeal or Modification.
               ---------------------------------

     Any amendment, repeal or modification of any provision of this Article IX shall not adversely affect any right or protection of a director or agent of the corporation existing at the time of such amendment, repeal or modification.


                                   ARTICLE X

                                  Amendments

 Section 10.1  Power of Shareholders.
               ---------------------

     New bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, except as otherwise provided by law or by the Articles of Incorporation.

 Section 10.2  Power of Directors.
               ------------------

     Subject to the right of shareholders as provided in Section 10.1 of this
Article X to adopt, amend or repeal these Bylaws, these Bylaws (other than a bylaw or amendment changing the authorized number of directors (except to fix the authorized number of directors pursuant to a bylaw providing for a variable number of directors) may be adopted, amended or repealed by the Board of Directors.


                                  ARTICLE XI

                                  Definitions

     Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the General Corporation Law as amended from time to time shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender

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

includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular, and the term "person" includes a corporation as well as a natural person.

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